Subsequent Events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent Events

47.	Subsequent Events
a)	Deliberation on Interest on Equity

The Board of Directors of Banco Santander, at a meeting held on January 9, 2026, approved the proposal of the Banco Santander Executive Board, subject to ratification by the Ordinary General Meeting, for the distribution of Interest on Equity in the amount of R$2,000,000,000 two billion reais), based on the balance of the Company's Dividend Equalization Reserve. Shareholders registered with the Bank at the end of the day on January 20, 2026 (inclusive) were entitled to Interest on Equity. Therefore, starting on January 21, 2026 (inclusive), the Bank's shares were traded "Ex-Interest on Equity". The Interest on Equity was paid starting on February 5, 2026. The Interest on Equity was fully imputed to the minimum mandatory dividends distributed by the Bank for the fiscal year 2026, without any remuneration for monetary adjustment.